Exhibit 107
Calculation of Filing Fee Tables
S-3
Commvault Systems, Inc.

Table 1: Newly Registered and Carry Forward Securities												☐ Not Applicable
	Note #	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Commvault Systems, Inc.
Fees to Be Paid	1	Equity	Common Stock, $0.01 par value	Rule 457(r)				0.0000870
Fees to Be Paid	2	Equity	Preferred Stock, $0.01 par value	Rule 457(r)				0.0000870
Fees to Be Paid	3	Equity	Depositary Shares representing Preferred Stock	Rule 457(r)				0.0000870
Fees to Be Paid	4	Debt	Debt Securities	Rule 457(r)				0.0000870
Fees to Be Paid	5	Other	Warrants	Rule 457(r)				0.0000870
Fees to Be Paid	6	Other	Stock Purchase Contracts	Rule 457(r)				0.0000870
Fees to Be Paid	7	Other	Stock Purchase Units	Rule 457(r)				0.0000870
Carry Forward Securities
Carry Forward Securities		N/A	N/A	N/A	N/A		N/A			N/A	N/A	N/A	N/A
Total Offering Amounts:							$0.00		$0.00
Total Fees Previously Paid:									$0.00
Total Fee Offsets:									$0.00
Net Fee Due:									$0.00

Exhibit 107

Offering Note
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(a) Separate consideration may or may not be received for securities that are issuable on exercise, conversion, settlement or exchange of other securities.
(b) In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the “Securities Act”), Commvault Systems, Inc. (“Commvault”) is deferring payment of all of the registration fee. Registration fees will be paid subsequently on a “pay as you go” basis. Commvault will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment.
(c) An indeterminate aggregate initial offering price and number or amount of the securities of the identified class is being registered as may from time to time be issued at indeterminate prices, including securities that may be issued upon exercise, conversion, settlement or exchange of, any securities offered hereunder.
(d) Maximum Aggregate Offering Price exclusive of accrued interest and accumulated dividends, if any, as applicable.

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(a) Separate consideration may or may not be received for securities that are issuable on exercise, conversion, settlement or exchange of other securities.
(b) In accordance with Rules 456(b) and 457(r) under the Securities Act, Commvault is deferring payment of all of the registration fee. Registration fees will be paid subsequently on a “pay as you go” basis. Commvault will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment.
(c) An indeterminate aggregate initial offering price and number or amount of the securities of the identified class is being registered as may from time to time be issued at indeterminate prices, including securities that may be issued upon exercise, conversion, settlement or exchange of, any securities offered hereunder.
(d) Maximum Aggregate Offering Price exclusive of accrued interest and accumulated dividends, if any, as applicable.

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(a) Separate consideration may or may not be received for securities that are issuable on exercise, conversion, settlement or exchange of other securities.
(b) In accordance with Rules 456(b) and 457(r) under the Securities Act, Commvault is deferring payment of all of the registration fee. Registration fees will be paid subsequently on a “pay as you go” basis. Commvault will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment.
(c) An indeterminate aggregate initial offering price and number or amount of the securities of the identified class is being registered as may from time to time be issued at indeterminate prices, including securities that may be issued upon exercise, conversion, settlement or exchange of, any securities offered hereunder.
(d) Maximum Aggregate Offering Price exclusive of accrued interest and accumulated dividends, if any, as applicable.

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(a) Separate consideration may or may not be received for securities that are issuable on exercise, conversion, settlement or exchange of other securities.
(b) In accordance with Rules 456(b) and 457(r) under the Securities Act, Commvault is deferring payment of all of the registration fee. Registration fees will be paid subsequently on a “pay as you go” basis. Commvault will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment.
(c) An indeterminate aggregate initial offering price and number or amount of the securities of the identified class is being registered as may from time to time be issued at indeterminate prices, including securities that may be issued upon exercise, conversion, settlement or exchange of, any securities offered hereunder.
(d) Maximum Aggregate Offering Price exclusive of accrued interest and accumulated dividends, if any, as applicable.

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(a) Separate consideration may or may not be received for securities that are issuable on exercise, conversion, settlement or exchange of other securities.
(b) In accordance with Rules 456(b) and 457(r) under the Securities Act, Commvault is deferring payment of all of the registration fee. Registration fees will be paid subsequently on a “pay as you go” basis. Commvault will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment.
(c) An indeterminate aggregate initial offering price and number or amount of the securities of the identified class is being registered as may from time to time be issued at indeterminate prices, including securities that may be issued upon exercise, conversion, settlement or exchange of, any securities offered hereunder.
(d) Maximum Aggregate Offering Price exclusive of accrued interest and accumulated dividends, if any, as applicable.

Exhibit 107

Offering Note
6
(a) Separate consideration may or may not be received for securities that are issuable on exercise, conversion, settlement or exchange of other securities.
(b) In accordance with Rules 456(b) and 457(r) under the Securities Act, Commvault is deferring payment of all of the registration fee. Registration fees will be paid subsequently on a “pay as you go” basis. Commvault will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment.
(c) An indeterminate aggregate initial offering price and number or amount of the securities of the identified class is being registered as may from time to time be issued at indeterminate prices, including securities that may be issued upon exercise, conversion, settlement or exchange of, any securities offered hereunder.
(d) Maximum Aggregate Offering Price exclusive of accrued interest and accumulated dividends, if any, as applicable.

7
(a) Separate consideration may or may not be received for securities that are issuable on exercise, conversion, settlement or exchange of other securities.
(b) In accordance with Rules 456(b) and 457(r) under the Securities Act, Commvault is deferring payment of all of the registration fee. Registration fees will be paid subsequently on a “pay as you go” basis. Commvault will calculate the registration fee applicable to an offer of securities pursuant to this Registration Statement based on the fee payment rate in effect on the date of such fee payment.
(c) An indeterminate aggregate initial offering price and number or amount of the securities of the identified class is being registered as may from time to time be issued at indeterminate prices, including securities that may be issued upon exercise, conversion, settlement or exchange of, any securities offered hereunder.
(d) Maximum Aggregate Offering Price exclusive of accrued interest and accumulated dividends, if any, as applicable.

Exhibit 107

Table 2: Fee Offset Claims and Sources											☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Table 3: Combined Prospectuses						☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

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